SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

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                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934







Date of report (Date of earliest event reported): October 29, 1996
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                            SFX BROADCASTING, INC.
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              (Exact name of registrant as specified in charter)



       Delaware                     0-22486                    13-3649750
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  (State or Other             (Commission File No.)          (IRS Employer
    Jurisdiction                                            Identification No.)
  of Incorporation)

150 East 58th Street, 19th Floor, New York, New York                      10155
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (212) 407-9191
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                                      N/A

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(Former name or former address, if changed since last report)








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ITEM 5.  OTHER EVENTS

Supplement No. 1 to the Joint Proxy Statement/Prospectus of SFX Broadcasting, Inc. and Multi-Market Radio, Inc.
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On October 29, 1996, SFX Broadcasting, Inc. (the "Company") mailed to the holders of its Class A Common Stock, par value $.01 per share, and its Class B Common Stock, par value $.01 per share, Supplement No. 1, dated October 28, 1996, to the Joint Proxy Statement/Prospectus, dated October 4, 1996, of the Company and Multi-Market Radio, Inc. ("Supplement No. 1"). Supplement No. 1 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (c)      Exhibits
                  --------

         10.1 Asset Exchange Agreement among WHFS, Inc., Liberty Broadcasting of Maryland Incorporated and SFX
                  Broadcasting, Inc.

         10.2 Asset Purchase Agreement between Secret Communications Limited Partnership and SFX Broadcasting, Inc.

         10.3 Stock Purchase Agreement among Delsener/Slater Enterprises, Ltd., Beach Concerts, Inc., Connecticut Concerts, Incorporated, Broadway Concerts, Inc., Ardee Productions, Ltd., Ardee Festivals NJ, Inc., In-House Tickets, Inc., Exit 116 Revisited, Inc., Dumb Deal, Inc., Ron Delsener, Mitch Slater and SFX Broadcasting, Inc.

         10.4 Purchase and Sale Agreement among WWYZ, Inc., Great American Music Fest & Production Co. (collectively, the "Companies"), each of the shareholders of the Companies and SFX Broadcasting, Inc.

         10.5 Amendment to Asset Purchase Agreement between Texas Coast Broadcasters, Inc. and Multi-Market Radio, Inc.

         23.1     Consent of Ernst & Young LLP.

         23.2     Consent of Arthur Andersen LLP.

         23.3     Consent of Mohle, Adams, Till, Guidry and Wallace, LLP.

         99.1     Supplement No. 1, dated October 28, 1996, to the
                  Joint Proxy Statement/Prospectus dated October 4, 1996 of the Company and Multi-Market Radio, Inc.

         99.2. Press Release of SFX Broadcasting, Inc., dated September 26, 1996, with respect to the exchange of WHFS-FM for KTXQ-FM and KRRW-FM.

         99.3 Press Release of SFX Broadcasting, Inc., dated October 16,1996, with respect to the acquisition of certain radio stations from Secret Communications Limited Partnership.

         99.4 Press Release of SFX Broadcasting, Inc., dated October 16, 1996, with respect to the acquisition of Delsener/Slater Enterprises, Ltd.

         99.5 Press Release of SFX Broadcasting, Inc., dated October 24, 1996, with respect to the acquisition of WWYZ, Inc.







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                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                        SFX BROADCASTING, INC.



                                    By:  /s/ Robert F.X. Sillerman
                                        -----------------------------------
                                           Name:    Robert F.X. Sillerman
                                           Title:   Executive Chairman


Date:    October 28, 1996
















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                                 EXHIBIT INDEX



EXHIBITS                                       DESCRIPTION
--------                                       -----------

         10.1 Asset Exchange Agreement among WHFS, Inc., Liberty Broadcasting of Maryland Incorporated and SFX
                  Broadcasting, Inc.

         10.2 Asset Purchase Agreement between Secret Communications Limited Partnership and SFX Broadcasting, Inc.

         10.3 Stock Purchase Agreement among Delsener/Slater Enterprises, Ltd., Beach Concerts, Inc., Connecticut Concerts, Incorporated, Broadway Concerts, Inc., Ardee Productions, Ltd., Ardee Festivals NJ, Inc., In-House Tickets, Inc., Exit 116 Revisited, Inc., Dumb Deal, Inc., Ron Delsener, Mitch Slater and SFX Broadcasting, Inc.

         10.4 Purchase and Sale Agreement among WWYZ, Inc., Great American Music Fest & Production Co. (collectively, the "Companies"), each of the shareholders of the Companies and SFX Broadcasting, Inc.

         10.5 Amendment to Asset Purchase Agreement between Texas Coast Broadcasters, Inc. and Multi-Market Radio, Inc.

         23.1     Consent of Ernst & Young LLP.

         23.2     Consent of Arthur Andersen LLP.

         23.3     Consent of Mohle, Adams, Till, Guidry and Wallace, LLP.

         99.1     Supplement No. 1, dated October 28, 1996, to the
                  Joint Proxy Statement/Prospectus dated October 4, 1996 of the Company and Multi-Market Radio, Inc.

         99.2. Press Release of SFX Broadcasting, Inc., dated September 26, 1996, with respect to the exchange of WHFS-FM for KTXQ-FM and KRRW-FM.

         99.3 Press Release of SFX Broadcasting, Inc., dated October 16,1996, with respect to the acquisition of certain radio stations from Secret Communications Limited Partnership.

         99.4 Press Release of SFX Broadcasting, Inc., dated October 16, 1996, with respect to the acquisition of Delsener/Slater Enterprises, Ltd.

         99.5 Press Release of SFX Broadcasting, Inc., dated October 24, 1996, with respect to the acquisition of WWYZ, Inc.